UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2008

SPRING CREEK ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	000-53082	39-2064705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10F, Room#1005, Fortune Int’l Building No. 17, North DaLiuShu Road Hai Dian District, Beijing 100081 People’s Republic of China	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-106214-3561

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 9, 2008, Spring Creek Acquisition Corp. (the “Company”) issued a press release informing investors of the amount held in trust by the Company, where the trust account is located and what the trust account is currently invested in. The Company voluntarily issued the press release to allay the fears of investors given the instability in the market. The filing of the press release in no way obligates the Company to update this information on any periodic basis.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits:

Exhibit No.	Description
99.1	Press release dated October 9, 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRING CREEK ACQUISITION CORP.

Dated: October 9, 2008	By:	/s/ William Tsu-Cheng Yu
Name: William Tsu-Cheng Yu
Title: Chief Financial Officer

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